Exhibit 10.31

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AS PERMITTED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2

TO

AMENDED AND RESTATED MASTER AUTOMATION AGREEMENT

AND

TO

PROJECT SOW FOR BROOKSVILLE 2.0 POC

This Amendment No. 2 (this “Amendment”), dated as of April 30, 2021 (the “Amendment No. 2 Effective Date”) is entered into among Walmart, Inc., a Delaware corporation (“Walmart”), Symbotic LLC, a Delaware limited liability company (“Symbotic”), and Warehouse Technologies LLC, a New Hampshire limited liability company (“Warehouse Technologies”) (collectively, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Parties entered into an Amended and Restated Master Automation Agreement as of January 29, 2019, as amended by that certain Amendment No. 1 to Amended and Restated Master Automation Agreement and to Project SOW for Brooksville 2.0 POC dated September 23, 2020 (as amended, the “Agreement”);

WHEREAS, Walmart and Symbotic entered into a Project SOW for Brooksville 2.0 POC as of January 29, 2020, as amended by that certain Amendment No. 1 to Amended and Restated Master Automation Agreement and to Project SOW for Brooksville 2.0 POC dated September 23, 2020 (as amended, the “Brooksville 2.0 Project SOW”);

WHEREAS, Walmart desires to exercise its option under Section 1.35 of the Agreement to implement additional Whole Modules under the Agreement;

WHEREAS, simultaneous with and as a condition to the execution of this Amendment, (1) the Parties agree that Final Acceptance Criteria with respect to the Brooksville POC 2.0 Project have been achieved and Final Acceptance with respect to the Brooksville POC 2.0 Project has occurred and Walmart has delivered to Symbotic an irrevocable written notice confirming the same and (2) Walmart and Warehouse Technologies have entered into a warrant subscription agreement (the “Warrant Agreement”) and pursuant thereto Symbotic has issued and delivered to Walmart and Walmart has subscribed for and received two warrants to purchase Class A Units of Warehouse Technologies, as more particularly described therein;

WHEREAS, Walmart desires to waive the Recoupment Credits specified in Section 4.4 of Exhibit J of the Agreement in connection with the issuance of warrants pursuant to the Warrant Agreement; and

WHEREAS, the Parties desire to further amend the Agreement and the Brooksville 2.0 Project SOW as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the Parties set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Exercise of Option to Implement Additional Whole Modules. Conditioned upon Walmart and Warehouse Technologies’ entry into the Warrant Agreement and the issuance of Warrant No. 2 thereunder, Walmart hereby irrevocably exercises its right pursuant to Section 1.35 of the Agreement to implement an additional twenty (20) Whole Modules under and subject to the terms of the Agreement. Accordingly, the Parties agree that the number of Whole Modules to be implemented under the Agreement (not counting the Brooksville POC 2.0 Project) is increased from sixty (60) to eighty (80).

2. Amendments to Agreement. The Agreement is amended as follows:

A.

Increase in Number of Whole Modules. The following sections of the Agreement be and hereby are amended to increase the number of Whole Modules implemented pursuant to the Agreement from sixty (60) to eighty (80):

(a)	Section 1.1 (General). The first sentence of Section 1.1 (General) is amended by replacing “sixty (60” with “eighty (80)”;

(b)	Section 1.26 (Use of Additional Capital Markup Prepayment). The first sentence of Section 1.26 (Use of Additional Capital Markup Prepayment) is amended by replacing “sixty (60)” with eighty (80)”;

(c)	Section 3.1 (Installation of Brooksville POC 2.0 Project). The second sentence of Section 3.1 (Installation of Brooksville POC 2.0 Project) is amended by replacing “sixty (60)” with “eighty (80)”;

(d)

Section 16.5 (Termination by Walmart for Symbotic Material Breach). The first sentence of Section 16.5 (Termination by Walmart for Symbotic Material Breach) is amended by replacing “sixty (60)” with “eighty (80)”;

(e)	Section 16.6 (Termination for Symbotic Failure to Meet Performance Standards or Project Time Schedule). The second sentence of Section 16.6(b) is amended by replacing “sixty (60)” with “eighty (80)”;

(f)	Exhibit A (Definitions). The definition of “Build Out Phase” as set forth in Exhibit A (Definitions) is amended by replacing “sixty (60)” with “eighty (80)”;

(g)	Exhibit J (Pricing). [***];

(h)	Exhibit K (Project Schedule). [***]; and

(i)	Exhibit N (Expected Timeline). [***].

B.	Section 10.1 (Notice Right). Section 10.1 (Notice Right) is amended by replacing the entirety of clauses (b) and (c) with the following:

“(b) During the Initial Term, Symbotic shall provide Walmart with a written notice (the “Notice”) in the event (i) Warehouse Technologies or any of its direct or indirect subsidiaries, or (ii) to the actual knowledge of the Key Employees of Symbotic, C&S Wholesale Grocers, Inc. (“C&S”) or Richard B. Cohen or any other current or future owner of Interests (x) determines to explore strategic alternatives that would reasonably be expected by Symbotic to result in a Substantial Sale of Interests or a Change of Control or IPO of Symbotic or a SPAC Transaction; or (y) receives a bona fide written offer or proposal from a Third Party, which written offer or proposal is for a Change of Control of Symbotic or a Substantial Sale of Interests.”

“(c)” During the Initial Term, without having provided at least [***] prior Notice to Walmart, none of Warehouse Technologies or any of its direct or indirect subsidiaries, will (x) enter into a definitive agreement that would reasonably be expected by Symbotic to result in a Substantial

Sale of Interests or Change of Control of Symbotic, (y) file a preliminary prospectus with respect to an IPO of Symbotic within [***] after the provision of the Notice, or (z) otherwise limit its ability (including through imposition of a break-up fee or entering into an exclusivity agreement) to pursue a Substantial Sale of Interests or Change of Control transaction of Symbotic with Walmart, in each case during such minimum [***] period.

C.	Exhibit A (Definitions). Exhibit A (Definitions) is amended as follows:

(a)	Definition of “Change of Control”: The definition of “Change of Control” is amended by adding the following sentence to the end of the definition:

“Notwithstanding anything to the contrary, a SPAC Transaction shall not be considered a Change of Control.”

(b)	Definition of “SPAC Transaction”: Exhibit A (Definitions) is amended by adding the following new definition immediately following the definition of “Source Code License”:

“SPAC Transaction” means a business combination transaction (whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination) between Warehouse Technologies and a publicly-traded special purpose acquisition company or blank check company that has been formed for the purpose of effecting such a transaction or a subsidiary of such a special purpose acquisition company or blank check company.”

(c)	Definition of “Substantial Sale” The definition of “Substantial Sale” is amended by replacing the entirety of the definition with the following:

“Substantial Sale” means the sale of twenty-five percent (25%) or more of the voting power of the then issued and outstanding capital stock of, or other Equity Interests in any entity; provided, that, any Transfers of Interests to, or any Transfer of Interests among, any members of the Cohen Group shall not constitute a Substantial Sale, and provided further, that, an IPO in and of itself and a SPAC Transaction shall also not constitute a Substantial Sale.”

D.	[***] Exhibit J (Pricing). [***]

E.	[***] Exhibit M (Performance Standards and Acceptance Criteria). [***]

F.	Table 1 of Exhibit N (Timeline). The table set forth above Section 1 (General) in Exhibit N (Timeline) is deleted in its entirety and replaced with the following:

[***]

G.	[***] Exhibit V (Continuous Performance Standards). [***]

H.	[***] Exhibit V (Continuous Performance Standards). [***]

3.	Amendment to Brooksville 2.0 Project SOW. [***]

4. Except as otherwise amended herein or as provided in Section 4.2 of the Warrant Agreement, the terms and conditions of the Agreement and the Brooksville 2.0 Project SOW remain in full force and effect, and no other provisions of the Agreement, nor any Exhibits, Project SOWs or other documents related thereto are affected by this Amendment.

5. Upon the Amendment No. 2 Effective Date, on and after the date hereof, (a) each reference in the Agreement to “this Agreement,” “hereunder,” “hereto,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby and (b) each reference in the Brooksville 2.0 Project SOW to “this Project SOW,” “hereto,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Brooksville 2.0 Project SOW, shall mean and be a reference to the Brooksville 2.0 Project SOW, as amended hereby; provided that the date on which the representations and warranties set forth in Article XIV and Section 10.1(a) of the Agreement shall not change as a result of the execution of this Amendment unless expressly indicated otherwise in this Amendment.

6. This Amendment shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware without regard to its principles of conflicts of law.

7. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8. All amendments to the Agreement contained herein and Section 4.2 of the Warrant Agreement shall also apply to the C&S Side Letter and RBC Side Letter to the extent applicable, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment No. 2 Effective Date.

WALMART INC.	SYMBOTIC LLC

By:	By:
Name:	Name:
Title:	Title:

WAREHOUSE TECHNOLOGIES LLC

By:
Name:
Title:

ACKNOWLEDGED BY:

C&S WHOLESALE GROCERS, INC.	RICHARD B. COHEN

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Amendment No. 2]